Exhibit 10.36

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FIRST AMENDMENT TO

CONTRACT MANUFACTURING AGREEMENT

This First Amendment (this “Amendment”) to the Contract Manufacturing Agreement is entered into as of the date of the last signature below (the “First Amendment Effective Date”) by and between RTI Surgical, Inc., a Delaware corporation (“RTI”) and A&E Advanced Closure Systems, LLC, a Delaware limited liability company (“A&E”). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to such terms in the Agreement (as defined below).

Recitals

A.    A&E and RTI entered into a Contract Manufacturing Agreement on August 3, 2017 (the “Agreement”).

B.    The Parties wish to incorporate additional Products to Schedule 1 of the Agreement.

Agreement

For good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution and delivery of this Amendment, A&E and RTI agree as follows:

1.    Schedule 1. Schedule 1 to the Agreement is hereby amended to add the following material numbers, material descriptions, and transfer fees:

[****]

RTI-A&E – First Amendment to Contract Manufacturing Agreement	Page 1 of 2

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

2.    Effect on the Agreement. Except as specifically amended above, the Agreement shall remain in full force and effect. This Amendment is being effected in accordance with Section 17.9 of the Agreement.

IN WITNESS WHEREOF, each Party has caused this Amendment to be executed by its respective duly authorized representative as of the date set forth below.

RTI SURGICAL, INC.		A&E ADVANCED CLOSURE SYSTEMS, LLC

By:	/s/ Olivier Visa	By:	/s/ Scott P. Hickey

Name:	Olivier Visa	Name:	Scott P. Hickey

Title:	Vice President, OEM & Sports	Title:	Chief Financial Officer

Date:	11/20/2018	Date:	11/19/2018

RTI-A&E – First Amendment to Contract Manufacturing Agreement	Page 2 of 2